PROSPECTUS

May 1, 2012 revised to November 1, 2012

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
A fund seeking high current income and capital appreciation through investments in bonds denominated in emerging markets currencies.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	Summary

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Emerging Markets Local Multi-Sector Account Portfolio 1
2	Information About Accounts in T. Rowe Price Funds
Pricing Shares and Receiving Sale Proceeds 6 Useful Information on Distributions and Taxes 8 Transaction Procedures and Special Requirements 10
3	More About the Fund
Organization and Management 13 More Information About the Fund and Its Investment Risks 15 Investment Policies and Practices 20 Disclosure of Fund Portfolio Information 30 Rights Reserved by the Funds 31

SUMMARY

Investment Objective

The fund seeks high current income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%

Other expenses	0.03%[a]

Total annual fund operating expenses	0.03%

a Other expenses are estimated for the current fiscal year. T. Rowe Price Associates, Inc. is required to bear any of the fund’s custody fees that exceed 0.025% of the fund’s average net assets as well as all of the fund’s other operating expenses (except for interest and borrowing expenses, taxes, brokerage fees and commissions, and non-recurring extraordinary expenses). Expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund and the arrangement may only be modified or terminated upon approval by the fund’s shareholders and Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$3	$10

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in securities that are denominated in emerging markets currencies, and in derivative instruments that provide investment exposure to emerging market securities or currencies. Emerging market securities include fixed rate and floating rate bonds that are issued by governments, government agencies, and supranational organizations of, and corporate issuers located in or conducting the predominant part of their business

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activities in, the emerging market countries of Latin America, Asia, Europe, Africa and the Middle East.

Investment decisions are based on fundamental research and the analysis of various market factors, such as yield and credit quality differences among bonds as well as supply and demand trends and currency values. The fund generally invests in securities where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, where we believe the currency risk can be minimized through hedging. The fund may purchase bonds of any credit quality and there are no overall limits on the fund’s investments in bonds that are rated below investment-grade (“junk” bonds) or are not rated by any credit rating agency. There are also no maturity restrictions on the overall portfolio or on individual securities purchased by the fund.

Through the use of currency derivative instruments such as forward currency exchange contracts, currency swaps, currency options, and currency futures, the fund has wide flexibility to purchase and sell currencies independently of whether the fund owns securities in those currencies and to engage in currency hedging transactions. The fund’s currency positions will vary with its outlook on the relative value of various foreign currencies to one another as well as the strength or weakness of the U.S. dollar compared to foreign currencies. While the fund will normally be heavily exposed to foreign currencies, currency hedging into the U.S. dollar is permitted.

The fund’s overall net short positions in currencies (including the U.S. dollar) are limited to 10% of its net assets. A short position in a currency allows the fund to sell a currency in excess of the value of its holdings denominated in that currency or sell a currency even if it does not hold any assets denominated in the currency.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

The fund may sell holdings for a variety of reasons, such as to alter geographic or currency exposure, to adjust its average maturity, duration, or credit quality, or to shift assets into or out of higher-yielding securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Summary	3

Foreign investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. securities. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social, or economic developments overseas. In addition, foreign investments may be subject to regulatory and accounting standards that differ from those of the U.S.

Emerging markets risk The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Currency risk Because the fund’s emphasis is on investing in securities denominated in the currencies of emerging market countries, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Hedging risk The fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the fund to lose money or fail to get the benefit of a gain on a hedged position. If currency values and exchange rates do not move in the anticipated direction, the fund could be in a worse position than if it had not entered into such transactions.

Credit risk This is the risk that an issuer of a debt security or counterparties to over-the-counter derivatives could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The risk of default is much greater for emerging market bonds and securities rated as below investment-grade (“junk” bonds). The fund is exposed to greater credit risk than other bond funds because companies and governments in emerging markets are usually not as strong financially and are more susceptible to economic downturns. Junk bonds should be considered speculative as they carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Interest rate risk This risk refers to the chance that interest rates will increase, causing a decline in bond prices. (Bond prices and interest rates usually move in opposite directions.) Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The monetary policies of emerging markets countries tend to make the impact and likelihood of local interest rate changes more difficult to predict.

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Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Derivatives risk To the extent the fund uses forward currency exchange contracts, swaps, options, or futures, it is exposed to additional volatility in comparison to investing directly in bonds and other debt securities. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in currency values, currency exchange rates, or interest rate movements will not be accurately predicted, which could significantly harm the fund’s performance, and the chance that regulatory developments could negatively affect the fund’s investments in such instruments. Taking a short position in a particular currency could cause the fund to lose money if the currency appreciates in value.

Performance Because the fund commenced operations in 2012, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Andrew J. Keirle	Chairman of Investment Advisory Committee	2012	2005

Purchase and Sale of Fund Shares

The fund is not available for direct purchase by members of the public. Shares of the fund may only be purchased by or on behalf of institutional clients with whom T. Rowe Price or one of its affiliated investment advisers has an agreement to provide discretionary investment management services.

Summary	5

There is no minimum amount required for initial or subsequent purchases. Fund shares may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business. Orders to purchase, redeem, or exchange fund shares must generally be requested by the persons at T. Rowe Price authorized to make investment decisions on behalf of the institutional client.

Tax Information

The fund declares dividends daily and pays any accrued dividends on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions declared by the fund, as well as redemptions or exchanges of fund shares, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies do not pay financial intermediaries for sales of the fund’s shares or related services.

Information About Accounts in T. Rowe Price Funds	2

The following policies and procedures apply only to the T. Rowe Price Multi-Sector Account Portfolios, which are funds designed for use by certain institutional separate account clients of T. Rowe Price. These funds are not available for direct purchase by the public.

PRICING SHARES AND RECEIVING SALE PROCEEDS

How and When Shares Are Priced

The share price, also called the “net asset value,” for each fund is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day that the New York Stock Exchange is open for business. To calculate the net asset value, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price portfolio holdings for which market quotations are readily available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund’s pricing services. If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Non-U.S. securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange will, in its judgment, materially affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value certain securities or a group of securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices and to value most fixed income securities. The fund cannot predict how often it will use closing prices and how often it will adjust those prices.

Information About Accounts in T. Rowe Price Funds	7

As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The fund also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

Purchasing, Selling, or Exchanging Fund Shares

Shares of the T. Rowe Price Multi-Sector Account Portfolios (“Sector Portfolios”) are intended for purchase on behalf of institutional separately managed accounts for which T. Rowe Price or one of its affiliates has an agreement to provide discretionary investment management services. Accordingly, orders to purchase, redeem, or exchange shares of the Sector Portfolios are typically based on instructions from the personnel at T. Rowe Price authorized to make investment decisions for a particular separate account, although a transaction request may also be initiated directly by a separate account client. If a transaction request is received in correct form by the Sector Portfolio (from either the authorized person at T. Rowe Price or directly from a separate account client) before the close of the New York Stock Exchange (normally 4 p.m. ET), the transaction will be priced at that business day’s net asset value. If a transaction request is not received by the Sector Portfolio (from either the authorized person at T. Rowe Price or directly from a separate account client) until after the close of the New York Stock Exchange, the transaction will be priced at the next business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. In the event of an emergency closing, a fund’s shareholders will receive the next share price calculated by the fund.

There are no minimum or maximum limits on the amounts that must be invested in the Sector Portfolios. However, there are minimum investment requirements to establish a separate account with T. Rowe Price. The Sector Portfolios reserve the right to accept a purchase that is unaccompanied by payment. Payment for these shares must be received by the time designated by the Sector Portfolio (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled and the party responsible for the canceled purchase may bear the costs of any losses incurred by the Sector Portfolio.

For a redemption of shares from the Sector Portfolios, other than from the Mortgage-Backed Securities Multi-Sector Account Portfolio (“Mortgage-Backed Sector Portfolio”), proceeds are usually sent on the third business day following the trade date of the transaction (commonly referred to as “T+3” settlement). Redemption proceeds from a sale of shares from the Mortgage-Backed Sector Portfolio will typically be sent on the next business day following the trade date of the transaction. However, under certain circumstances and when deemed to be in a Sector Portfolio’s

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best interests, the delivery of redemption proceeds may be delayed for up to seven calendar days after the trade date of the transaction.

Receiving the Proceeds From a Sale

The redemption proceeds from a sale of Sector Portfolio shares are generally used to purchase shares of another Sector Portfolio, used to purchase individual securities on behalf of the separate account, or remitted to the cash reserve position within the separate account. For any redemption not used for these purposes, the proceeds are typically sent by bank wire to the client’s custody account on the settlement date for the transaction. The Sector Portfolios also reserve the right, at the sole discretion of T. Rowe Price or one of its affiliates, to pay any redemption proceeds in whole or in part by an in-kind redemption of securities held by the Sector Portfolio in lieu of cash.

Because redemptions of Sector Portfolio shares (other than Mortgage-Backed Sector Portfolio shares) settle on a T+3 basis, proceeds from a redemption are not sent until at least the third business day after the trade date of the transaction.

Upon termination of an investment management agreement between a separate account client and T. Rowe Price (or one of its affiliates), any outstanding Sector Portfolio shares held by the client will be redeemed by T. Rowe Price in accordance with the terms of the agreement.

USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES

Each Sector Portfolio has elected to be treated and intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, the fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and consequently a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares unless another option is selected.

Information About Accounts in T. Rowe Price Funds	9

Dividends for the Sector Portfolios are declared daily and any accrued dividends for the month are typically paid on the first business day of the next month. Shares that are purchased begin to earn dividends on the business day that payment is received by the Sector Portfolio if payment is received by 2:00 p.m. ET. (Purchased shares do not begin to earn dividends until the next business day if payment is received after 2:00 p.m. ET.) Shares that are redeemed continue to earn dividends through the calendar day prior to the date the redemption settles and proceeds are sent. Therefore, shares redeemed from the Mortgage-Backed Sector Portfolio will normally earn dividends through the redemption trade date and shares redeemed from the other Sector Portfolios will normally earn dividends through the second business day following the redemption trade date. However, for any shares that are redeemed on a business day prior to a weekend (or holiday) and proceeds are not sent until after the weekend (or holiday), those redeemed shares will continue to earn dividends through the weekend (or holiday). The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that, if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

Any necessary tax information will be provided no later than mid-February.

Tax forms are generally issued to fund shareholders when:

• Fund shares are sold, including exchanges from one fund to another.

• A fund declares dividend or capital gain distributions.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

If applicable, T. Rowe Price will make available, no later than mid-February, a Form 1099-B indicating the date and amount of each sale made in the fund during the prior year along with applicable cost basis information. This information will also be reported to the Internal Revenue Service.

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Taxes on Fund Distributions

If applicable, T. Rowe Price will make available, no later than mid-February, a Form 1099-DIV, Form 1099-INT, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the “record date”—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Eligible investors in the Sector Portfolios are currently limited to institutional clients that have entered into an investment management agreement for T. Rowe Price or one of its affiliates to serve as investment adviser to the client’s separately managed account. The Sector Portfolios are designed to be components of a separate account and seek to invest more efficiently in certain market sectors than is usually possible when buying individual securities for a separate account. Shares may generally only be purchased and held by institutional separate account clients with a U.S. address. Institutional separate account clients typically include corporate pension plans,

Information About Accounts in T. Rowe Price Funds	11

public pension plans, endowments, and foundations. When opening an account, the entity will be required to provide various information, as well as documents governing the existence of the entity, in order for T. Rowe Price to verify the identity of the client and persons opening the account. Transaction orders are normally initiated based on instructions from the authorized persons at T. Rowe Price responsible for portfolio management of the separate account so separate account clients do not normally trade directly in the Sector Portfolios’ shares.

Redemption proceeds will usually be applied to the short-term investment fund or other cash reserves within the separate account, invested in shares of another Sector Portfolio, or used to purchase other securities at the discretion of T. Rowe Price on behalf of a separate account. Any proceeds not used for these purposes will normally be sent by wire, although clients may receive their redemption proceeds by check if they so request or are no longer eligible to invest in the Sector Portfolios. Proceeds are normally not sent until the third business day (the next business day for the Mortgage-Backed Sector Portfolio) after the redemption request is received and processed, but proceeds may take up to seven business days to be sent if, in the judgment of the fund, an earlier payment could adversely affect the fund.

The Sector Portfolios reserve the right to automatically redeem the shares of any investor that ceases to be eligible for investment in the funds. By purchasing shares of the Sector Portfolios and entering into an investment management agreement with T. Rowe Price or one of its affiliates, the separate account client agrees that T. Rowe Price or its affiliate may redeem all Sector Portfolio shares on behalf of the client upon termination of the client’s investment management agreement or failure to meet the funds’ eligibility criteria. The liquidation of shares under these circumstances may have tax consequences for the client.

Purchase Conditions

Nonpayment Purchases of a fund may be canceled if payment is not received in a timely manner and the shareholder may be responsible for any losses or expenses incurred by the fund or its transfer agent. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash.

Excessive and Short-Term Trading Policy

Frequent purchases and redemptions of fund shares may disrupt a fund’s portfolio management strategies, increase a fund’s trading costs, and negatively affect the fund’s performance. The Boards of Directors/Trustees of the T. Rowe Price funds have

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adopted policies that are designed to deter excessive transactions and short-term trading activity that can be harmful to the funds and their shareholders. These policies include trading limits on additional purchases and exchanges into funds under certain conditions, although shares of T. Rowe Price funds that are purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates are exempt from these trading limits.

Because the Sector Portfolios are designed to be components of separately managed accounts and serve as a part of an institutional client’s asset allocation strategy, Sector Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new cash flows or accommodate reductions in account size. These funds are managed in a manner consistent with their role as investment options for separately managed accounts and are exempt from the excessive and short-term trading policies adopted for other T. Rowe Price funds. For similar reasons, the funds do not charge a redemption fee on the sale of fund shares.

More About the Fund	3

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Multi-Sector Account Portfolios, Inc. (the “corporation”) was incorporated in Maryland in 2011. Currently, the corporation consists of six series, each representing a separate pool of assets with different objectives and investment policies. The fund is an “open-end management investment company,” or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by “shares”?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

• Receive a proportional interest in income and capital gain distributions.

• Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund’s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price or an affiliated investment adviser–specifically by the fund’s portfolio manager.

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Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio. T. Rowe Price is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2011, the Firm managed approximately $489 billion for more than 11 million individual and institutional investor accounts.

T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. T. Rowe Price International is an investment adviser registered or licensed with the SEC, United Kingdom Financial Services Authority, Financial Services Agency of Japan, and other non-U.S. regulatory authorities. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to investment companies and other institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Andrew J. Keirle, Chairman, Roy H. Adkins, Michael J. Conelius, Steven C. Huber, Ian D. Kelson, Christopher J. Kushlis, Michael D. Oh, Christopher J. Rothery, and Ju Yen Tan. The following information provides the year that the chairman first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Keirle was appointed co-chairman of the committee when the fund incepted in March 2012 and became sole chairman in November 2012. Mr. Keirle joined the Firm in 2005 and his investment experience dates from 1996. During the past five years, he has served as a portfolio manager for various global fixed income strategies managed by the Firm and, beginning in 2010, as a co-portfolio manager for an emerging markets local currency bond strategy managed by the Firm. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

More About the Fund	15

The Management Fee

The fund does not pay an investment management fee. However, the fund serves as an investment component within certain institutional separately managed accounts for which the investment adviser receives an investment management fee. Therefore, the investment adviser is compensated indirectly for its management of the fund pursuant to its investment management agreement with the institutional client.

The fund will bear all costs in connection with the custody of the fund’s assets up to 0.025% of the fund’s average net assets. Any custody fees in excess of this amount will be borne by the investment adviser. The investment adviser also pays all of the fund’s operating expenses other than interest and borrowing expenses, taxes, brokerage fees and commissions, and non-recurring extraordinary expenses.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management contract with T. Rowe Price will appear in the fund’s semiannual report to shareholders for the period ended June 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds.

MORE INFORMATION ABOUT THE FUND AND ITS INVESTMENT RISKS

The fund is not available for direct purchase by the public. It is designed for investments by T. Rowe Price on behalf of institutional separate account clients.

For purposes of determining whether a particular country is considered a developed market or an emerging market, and determining whether the fund invests at least 80% of its net assets in securities denominated in emerging markets currencies, the fund relies on the designation set forth by MSCI Barra, a third-party provider of benchmark indexes and data services for institutions worldwide.

The fund focuses its investments on emerging market bonds and other debt instruments that are denominated in the local currency of the issuer. These bond markets enable investors to get exposure both to local interest rates and to the currencies of emerging markets. Emerging market currencies also afford investors a potential hedge against weakness in the U.S. dollar. Therefore, the market value of the fund’s investments will be significantly affected by changes in the exchange rates between the U.S. dollar and the currencies in which those investments are traded. Security selection relies on in-depth country and currency analysis that seeks to identify shifts in country fundamentals and anticipated currency movements, and considers the risk adjusted attractiveness of currency and duration returns for various emerging market countries.

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The fund may enter into forward currency exchange contracts and currency swaps, purchase and write options on currencies, and purchase and sell currency futures contracts and related options thereon in an effort to hedge against an expected decline in the value of currencies in which its portfolio holdings are denominated, to increase exposure to a particular foreign currency or to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s returns.

As with any mutual fund, there is no guarantee the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money when you sell your shares of the fund. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets.

Some particular risks affecting the fund include the following:

Currency risk This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging markets currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments. Because the fund is normally heavily exposed to foreign currencies, changes in currency exchange rates are likely to have a significant effect on the fund’s performance. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging and trading costs can be significant and reduce fund net asset value, and many emerging market currencies cannot be effectively hedged.

Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from buying or selling securities in that market.

Emerging markets risk Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed and can be

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overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, cause fund share prices to decline.

All of these factors make investing in such countries significantly riskier than in other countries and any one of these could cause a fund’s share price to decline.

Credit risk This is the risk that an issuer of a debt security or counterparties to over-the-counter derivatives held by the fund will default (fail to make scheduled payments), potentially reducing the fund’s income and share price. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates. The risk of default is much greater for emerging market bonds and securities rated as below investment-grade.

Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings, and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. Certain emerging market governments and corporations have in the past defaulted on payment of interest and principal on debt they have issued. As a result, your portfolio managers rely heavily on proprietary T. Rowe Price and T. Rowe Price International research when selecting these investments.

Liquidity risk This is the risk that a fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden

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downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Less liquid securities can also become more difficult to value.

Emerging market bonds are generally less liquid than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their prices may be substantially higher or lower than had been expected. A lack of liquidity also means that more subjectivity will be used in establishing the fair value of the securities.

Interest rate risk This is the risk that interest rates will increase, causing a decline in bond prices. (Bond prices and interest rates usually move in opposite directions.) Prices fall because the bonds in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, the longer the maturity of a security or the longer a bond fund’s weighted average maturity, the greater its interest rate risk. Because the fund may invest in debt securities of any maturity, it carries more interest rate risk than a fund that invests in shorter-term securities. In addition, changes in the local interest rates of emerging market countries tend to be more erratic than interest rates of the U.S. and developed market countries.

Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels, but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer’s underlying fundamentals (for example, changes in financial condition or a particular country’s general economy). In addition, the entire bond market in an emerging market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by institutional investors, a high-profile default, a political upheaval of some kind, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.

Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield and emerging market bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund’s share price could fall more than underlying fundamentals might justify.

Nondiversification risk Because the fund is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating

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investments could result in greater potential losses than for funds investing in a broader variety of issuers.

Derivatives risk To the extent the fund uses forwards, swaps, options, and futures, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets and the risk that anticipated currency or interest rate movements will not be accurately predicted. These instruments may be illiquid and difficult to price, and subject to the risk that the other party to the transaction will not fulfill its contractual obligation. The fund’s efforts at buying or selling currencies in order to take advantage of anticipated changes in exchange rates could result in significant losses for the fund. If the fund takes a short position in a particular currency, it will lose money if the currency appreciates in value.

If the fund’s foreign currency transactions are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency, these transactions also may limit any potential gain that might result should the value of such currency increase.

While most assets will be invested in bonds and certain derivatives involving currencies, other strategies may be employed that are not considered part of the fund’s principal investment strategies. For instance, through the use of futures contracts and interest rate swaps, the fund may adjust its duration or its exposures to various countries. Such instruments involve the risk that interest rate movements will not be accurately predicted. Interest rates and yield curves vary from country to country depending on local economic conditions and monetary and fiscal policies, and interest rate changes and their impact tend to be more difficult to predict for emerging market countries. From time to time, the fund may use other derivatives that are consistent with its investment program.

A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not certain at this time. New regulations may make the use of derivatives by funds more costly, may limit the

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availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by funds.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the policy requiring the fund to normally invest at least 80% of its net assets in securities denominated in emerging market currencies.

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund’s securities may change after they are purchased, and this may cause the amount of a fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made (this exception does not apply to a fund’s borrowing policy). However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Nondiversified Status

The fund is registered as a nondiversified mutual fund. Therefore, the fund is able to invest more than 5% of its assets in the securities of individual foreign governments and may invest a greater portion of its assets in a single issuer than a diversified fund. Since the fund is a nondiversified investment company and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be subject to greater credit risk with respect to its portfolio securities and greater volatility with respect to its share price than an investment company that is more broadly diversified.

However, the fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires the fund to limit its investments so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee, and will not invest more than 5% of its total assets in the securities of any single corporate issuer.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund holdings and investment management practices.

Debt Securities

The fund’s investments may be in fixed-rate and floating rate debt securities and may include, but shall not be limited to: (1) debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province, or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) debt obligations: (a) of foreign banks and bank holding companies,

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and (b) of domestic banks and corporations issued in non-U.S. dollar denominations; and (3) foreign corporate debt securities, asset-backed securities, and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, U.S. dollar-denominated bonds, Eurobonds, and Euro-denominated bonds. Normally, the fund will invest substantially all of its assets in bonds denominated in the local currency of the issuer. The fund may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.

Below Investment-Grade Bonds The price and yield of lower-quality (high yield, high-risk) bonds, commonly referred to as “junk” bonds and below investment-grade emerging market bonds, can be expected to fluctuate more than the price and yield of higher-quality bonds. Investment-grade bonds are those rated from the highest quality (AAA or equivalent) to medium quality (BBB or equivalent), and below investment-grade bonds are those rated BB (or equivalent) and lower. Below investment-grade bonds are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments since their issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers. Even BBB rated bonds may have speculative elements as well. The values of below investment-grade bonds often fluctuate more in response to political, regulatory, or economic developments than higher quality bonds. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on careful credit analysis.

Operating policy There is no limit on the fund’s investments in debt securities that are rated below investment-grade.

While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure bond opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a

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dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Operating policy The fund may invest up to 10% of total assets in preferred stocks and securities that are convertible into, or which carry warrants for, common stocks or other equity securities. Under normal conditions, the fund does not expect to directly purchase common stocks. Any shares of common stock that are received through a reorganization, restructuring, exercise, exchange, conversion, or similar action will be sold within a reasonable timeframe taking into consideration market conditions and any legal restrictions.

Derivatives and Leverage

A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in certain situations to help accomplish any or all of the following: to hedge against a decline in principal value, to increase yield, to manage exposure to changes in interest or currency exchange rates, to invest in eligible asset classes with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration or credit risk exposure.

Derivatives that may be used include the following as well as others that combine the risk characteristics and features of futures, options, and swaps:

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Futures and Options Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing a fund’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit exposure. Call or put options may be purchased or sold on securities, futures, and financial indexes.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a fund’s total return; and the potential loss from the use of futures can exceed a fund’s initial investment in such contracts.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of a fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Swaps Fund investments may be made in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions.” All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swaps and swaptions can be used for a variety of purposes, including to manage a fund’s exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting a fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and swaptions. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase a fund’s exposure to credit risk and could result in losses if evaluation of

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the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps and swaptions may not always be successful. Using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Operating policies A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. For swaptions, the total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put swaptions.

Currency Derivatives The fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. In addition to foreign currency forwards, futures, swaps, and options on foreign currencies may also be used to protect a fund’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities.

The fund may attempt to hedge its exposure to potentially unfavorable currency changes. Forward currency contracts will be used primarily to adjust the foreign exchange exposure of the fund with a view to protecting the portfolio from adverse currency movements, based on T. Rowe Price’s outlook. However, forward currency contracts can also be used in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The fund may invest in currencies directly without holding any securities denominated in those currencies.

Forward currency contracts involve special risks, including, but not limited to, the potential for significant volatility in currency markets, and the risk that in certain markets, particularly emerging markets, it is not possible to engage in effective foreign currency hedging. In addition, such transactions involve the risk that currency movements will not occur as anticipated by T. Rowe Price, which could reduce a fund’s total return. The fund might enter into foreign currency transactions under the following circumstances:

Lock In When the fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge If a particular currency is expected to decrease in value relative to another currency, the fund may sell the currency expected to decrease and purchase

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a currency that is expected to increase against the currency sold. The fund’s cross hedging transactions may involve currencies in which the fund’s holdings are denominated. However, the fund is not required to own securities in the particular currency being purchased or sold.

Direct Hedge If the fund seeks to eliminate substantially all of the risk of owning a particular currency or believes the portfolio could benefit from price appreciation in a given country’s bonds but did not want to hold the currency, it could employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the fund would hope to benefit from an increase (if any) in the value of the bond.

Proxy Hedge In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, as part of a strategy known as proxy hedging. In this case, the fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and that relationship may not always be maintained. The fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency.

Costs of Hedging When the fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lessened if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. A proxy hedge, which is less costly than a direct hedge, may attempt to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in a fund’s net asset value per share and total return. Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

Operating policy The fund’s overall net short positions in currencies will not exceed 10% of the fund’s net assets.

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Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and a fund may only be able to sell such securities at prices substantially less than what it believes they are worth.

Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

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Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of a T. Rowe Price internal money fund or short-term bond fund; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund’s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund’s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into a fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

When-Issued Securities and Forwards

A fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of total assets.

Operating policy A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Due to the differences in timing between the purchase and redemption settlement dates for the Sector Portfolios, share exchanges between certain Sector Portfolios could result in short-term borrowings in order to settle purchases of underlying portfolio securities while the purchasing Sector Portfolio awaits the receipt of redemption proceeds from the redeeming Sector Portfolio. Such borrowings are expected to be infrequent and are subject to these limits on borrowings.

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Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of total assets.

Credit Quality Considerations

The credit quality of many fund holdings is evaluated by rating agencies such as Moody’s, Standard & Poor’s, and Fitch on the basis of the issuer’s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to have the lowest credit risks. T. Rowe Price research analysts also evaluate fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds and other debt obligations have higher yields due to greater credit risk. High-yield bonds, also called “junk” bonds, are those rated below BBB.

Credit quality ratings are not guarantees. They are estimates of an issuer’s financial strength and ability to make interest and principal payments as they come due. Ratings can change at any time due to real or perceived changes in an issuer’s credit or financial fundamentals.

The following table shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

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Ratings of Corporate Debt Securities

	Moody’s Investors Service, Inc.		Standard & Poor’s Corporation	Fitch Ratings	Definition
Long Term	Aaa		AAA	AAA	Highest quality
	Aa		AA	AA	High quality
	A		A	A	Upper-medium grade
	Baa		BBB	BBB	Medium grade
	Ba		BB	BB	Speculative
	B		B	B	Highly speculative
	Caa		CCC	CCC	Vulnerable to default
	Ca		CC	CC	Default is imminent
	C		C	C	Probably in default
	Moody’s		S&P		Fitch Ratings
Commercial Paper	P-1	Superior quality	A-1+ A-1	Extremely strong quality Strong quality	F-1+ F-1	Exceptionally strong quality Very strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality
	P-3	Acceptable quality	A-3 B C	Adequate quality Speculative quality Doubtful quality	F-3	Fair credit quality

Portfolio Turnover

Turnover is an indication of frequency of trading. A fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in its net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on a fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each T. Rowe Price fund discloses its portfolio holdings for its fiscal year-end in its annual shareholder report and its portfolio holdings for its second fiscal quarter-end in its semiannual shareholder report. Each fund also discloses its portfolio holdings for its first and third fiscal quarter-ends on Form N-Q. The shareholder reports and Form N-Q are filed with the SEC within 60 days after the end of the period covered and are available through the SEC’s website at sec.gov. Monthly portfolio holdings for the T. Rowe Price Multi-Sector Account Portfolios are disclosed to each fund’s shareholders, but no portfolio holdings are made available on any T. Rowe Price

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website. In addition, intra-month holdings may be disclosed to each fund’s shareholders upon request if there is a reasonable belief on the part of T. Rowe Price that the disclosure of such holdings would not be harmful to any of the other T. Rowe Price funds. A description of the funds’ policies and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to add, waive, or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account or a legal claim against an account, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of suspected fraudulent or illegal activity, or in the event you terminate your investment advisory agreement with T. Rowe Price, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money funds, to suspend redemptions and postpone the payment of proceeds to facilitate an orderly liquidation of the fund.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your T. Rowe Price Client Service Professional.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-22620     E966-040 11/1/12